UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2004

                        DUALSTAR TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)


                 DELAWARE              0-25552                13-3776834
      (State or other jurisdiction (Commission File Number)  (IRS Employer
                of incorporation)                           Identification No.)

          11-30 47th Avenue, Long Island City, New York, New York 11101
               (Address of principal executive offices) (Zip Code)

                                 (718) 340-6655
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On August 20, 2004, High-Rise Electric, Inc. ("High-Rise"), a wholly owned subsidiary of DualStar Technologies Corporation ("DualStar"), entered into a loan agreement in the amount of $2,000,000 from Gary Segal, an individual with a place of business in Ozone Park, NY. Under the terms of the loan agreement, the loan: accrues interest at the rate of 5.5% per annum, which rate is adjusted on the first day of each month commencing October 1, 2004 to one point above the then prime rate; is payable on demand; is secured by certain accounts receivable; is guaranteed by a pledge of the capital stock of High-Rise; and is guaranteed by DualStar. The description of the terms of this loan agreement are subject to the terms of the agreements filed herein as Exhibits 10.24. 10.25,
10.26 and 10.27.

     DualStar and Mr. Segal are exploring a potential sale of High-Rise to Mr. Segal. No terms for any potential sale have been reached. Any such transaction is subject to completion of due diligence by Mr. Segal, execution of definitive agreements, and approval by the Boards of Directors of DualStar and of High-Rise and the shareholders of DualStar.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Number      Description
------      -----------

10.24 Promissory Note by High-Rise Electric, Inc. to Gary Segal, dated August 20, 2004.
10.25 Security Agreement by and between High-Rise Electric, Inc. and Gary Segal, dated August 20, 2004.
10.26 Guaranty Agreement by and between DualStar Technologies Corporation and Gary Segal, dated August 20, 2004.
10.27 Pledge Agreement by and between DualStar Technologies Corporation and Gary Segal, dated August 20, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           DUALSTAR TECHNOLOGIES CORPORATION

Date: August 26, 2004                      By: /s/ Robert Birnbach
                                               -------------------
                                               Robert Birnbach
                                               Executive Vice President and
                                               Chief Financial Officer

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              DATED AUGUST 26, 2004


Exhibit
Number      Description
-------     -----------

10.24 Promissory Note by High-Rise Electric, Inc. to Gary Segal, dated August 20, 2004.
10.25 Security Agreement by and between High-Rise Electric, Inc. and Gary Segal, dated August 20, 2004.
10.26 Guaranty Agreement by and between DualStar Technologies Corporation and Gary Segal, dated August 20, 2004.
10.27 Pledge Agreement by and between DualStar Technologies Corporation and Gary Segal, dated August 20, 2004.